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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 11, 2004

                               GENTA INCORPORATED
                            (Exact Name of Registrant
                          as Specified in Its Charter)

                                    Delaware
                         (State or Other Jurisdiction of
                                 Incorporation)

                  0-19635                              33-0326866
          (Commission File Number)          (IRS Employer Identification No.)

             Two Connell Drive
            Berkeley Heights, NJ                         07922
  (Address of Principal Executive Offices)             (Zip Code)

                                 (908) 286-9800
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

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Item 12. Results of Operations and Financial Condition.

      On February 11, 2004, Genta Incorporated ("Genta") issued a press release reporting the results of its operations for the three and twelve months ended December 31, 2003. The press release is attached hereto as Exhibit 99.1. Genta does not intend for this Item 12 or Exhibit 99.1 to be treated as "filed" under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

     Exhibit
     Number           Description
     -------          -----------
     99.1             Press Release dated February 11, 2004


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENTA INCORPORATED


Date: February 24, 2004                   By: /s/ William P. Keane
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                                          Name:  William P. Keane
                                          Title: Vice President, Chief Financial
                                                 Officer and Corporate Secretary

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                                  EXHIBIT INDEX

Exhibit                                                             Sequentially
Number                             Description                     Numbered Page

99.1               Press Release dated February 11, 2004